Corporate Presentation

Fall 2020

NASDAQ: BSGM

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

BioSig Technologies Positioned for Success


BioSig
technologies

- **Multi-billion dollar** electrophysiology (EP) market
  - Demand driven by high prevalence of arrhythmia
  - Procedures more efficacious than drugs, predicated on ability to analyze clean cardiac signals
- **Differentiated value proposition** and impact to the patient
  - Current standard of care negatively affected by signal "noise" and artifacts
  - PURE EP™ System offers important additional clinical information and potentially superior patient outcomes
- **Robust** commercialization strategy – FDA cleared technology
  - Supported by world-renowned key opinion leaders
  - Strategy led by a dynamic, experienced team
- **Strong** intellectual property portfolio
  - 31 allowed / issued worldwide design and utility patents

Seasoned Management Team, Possessing the Necessary Skillset and Knowledge to Drive Commercialization



Kenneth L. Londoner, MBA
Founder, Chairman, CEO, Director
NeuroClear Technologies; Endicott Management Partners; J &W Seligman & Co.



Natasha Drapeau
Executive Vice President
NeuroClear Technologies; Alliance for Advancing Bioelectronic Medicine; Institute of Directors, UK; IG Group Plc, UK



Todd Wiltshire
Senior Vice President, Corporate Development
Fidelity Investments; Credit Agricole; UBS; Morgan Stanley



John Kowalski
Vice President, Sales
Biosense Webster (Johnson & Johnson)



Manasi Patwardhan
Director of Strategic Planning Verily Life Sciences, Boston Scientific - Neuromodulation; Medtronic



Steve Chaussy, CPA
CFO
NeuroClear Technologies; Liberski Inc; Anna & Co; Penske Automotive; Ford Hogg and Cobbe



Andy Ballou
Vice President, Investor Relations
Janney Montgomery Scott; RBC Capital Markets



Barry Keenan, Ph.D, MBA, PMP
Vice President, Engineering
Medtronic; Nexeon MedSystems; Alfred Mann Institute for Biomedical Engineering; Alfred Mann Foundation for Scientific Research



Julie Stephenson, BSN, MBA
Vice President, Clinical Affairs
Medtronic; Boston Scientific; Guidant Corporation



Olivier Chaudoir
Senior Director, Marketing
Biosense Webster; DePuy Synthes

Defining the Market Opportunity

Global Growth in EP Devices:

$4.5B in 2017, projected to reach $7.4B in 2022

10.4% growth rate

Global Growth
in Complex Cardiac Ablation Procedures:

440,629 in 2017 to 830,390 in 2022

13.5% growth rate

U.S.
1,631 hospitals averaging 2.1 rooms per lab

3,425

EP rooms

OUS:
3,729 hospitals averaging 1.05 rooms per lab

3,915

EP rooms

Data source: 2018 MD&D report

Electrophysiology Market Overview

Consistent, long-term growth is driven by demographic trends and clinical evidence (ablation vs. drug therapy)

Key Market Players


Others
7%
Boston Scientific
8%
Medtronic
11%
BioSense
Webster
42%
Abbott
32%

Source: B. C. C. Research (2018, November). Atrial Fibrillation: Technologies and Global Markets

Global Market Share for Catheter Ablation Devices


Access Devices
12%
3D Mapping,
Recording, Etc
13%
EP Diagnostic
Catheters
32%
EP Ablation
Catheters
43%

As Hospitals Resume Elective Procedures, Should they Prioritize Electrophysiology During COVID-19?

EP procedures are clinically urgent

- Delaying procedure increases stroke risk and worsens outcomes

EP procedures are revenue generating

- CV surgery and invasive cardiology have the highest net annual revenue compared to all other service lines

Median Revenues Per Case For Ablation and Select EP Procedures



Inpatient Ablations
Median Medicare $ Fee
Median Commercial $ Fee
$55,825
$51,512
Outpatient Ablations
$33,417
Inpatient CV Comparators
$23,240
$19,460
$20,520
$9,600
N/A
N/A
N/A
DRG 273 (ablations w/MCC)
DRG 274 (ablations w/o MCC)
APC 5213 (level 3 EP procedures)
All inpatient EP
All inpatient CV

Reimbursement rates continue to increase

- From 2019 to 2020 ablations and LAAO (DRG 274) had a reimbursement rate increase of 8.8%

CMS Reimbursement Changes From FY 2019 to FY 2020

Procedure	Reimbursement Rate Change
Inpatient	
All inpatient services	2.5%
Ablations and LAAO (DRG 274)	**8.8%**
Pacemaker implant (DRG 244)	0.9%
ICD implant (DRG 227)	0.9%
Outpatient	
All outpatient services	2.6%
Ablations (APC 5213)	6.3%
Pacemaker implant (APC 5223)	3.8%
ICD implant (APC 5232)	5.3%

*Data Source: Advisory Board, Published by Cardiovascular Rounds

PURE EP™ Developed Through Collaboration with Leading Centers

Relationships at leading, high-volume centers create traction for PURE EP™ in the market

2011
Concept developed with Texas Cardiac Arrhythmia Institute
TEXAS CARDIAC ARRHYTHMIA

2013
Proof of concept test completed at UCLA
UCLA Health

2014
Prototype test with UCLA
UCLA Health

2014
Initial pre-clinical planning at Mayo Clinic
MAYO CLINIC

2015
First pre-clinical trials at Mayo Clinic
MAYO CLINIC

2016
Advanced research at Mayo Clinic, trials at Mount Sinai
Mount Sinai

2016
Technology development partnership with Minnetronix
MINNETRONIX THINKING MEDICAL SYSTEMS

2017
Strategic collaboration with Mayo Clinic, first beta units, pre-FDA testing
MAYO CLINIC

2018
FDA 510(k) clearance

2019
First patient cases and first clinical trial
TEXAS CARDIAC ARRHYTHMIA
MAYO CLINIC

2020
Targeted commercial release of PURE EP™ System

Unique Collaboration with Mayo Clinic

- 10-year strategic agreement
  - Collaboration on technology development
  - Joint IP filings
  - Licensing opportunities
  - Mayo Clinic has invested capital in the development of the PURE EP™ System
- First PURE EP™ System installed at Mayo Clinic in Florida in January 2020

MAYO CLINIC

Our First FDA-Cleared Product - PURE EP™ System: Addressing Unmet Clinical Need of More Reliable ECG Signals

PURE EP™ System provides innovative technology that fulfills unmet clinical needs while benefitting patients, physicians, and payors


BioSig


CURRENT
PURE EP™

- Signal processing platform designed to reveal the full range of cardiac signals and to provide electrophysiologists with signal clarity during catheter ablation procedures and related studies
- Refines signal clarity by reducing signal “noise” to allow clinicians to deliver therapy during the procedures with higher precision
- Allows surgeons to potentially work more accurately, decreasing the probability of a repeat procedure, and thus increasing the procedure’s safety and efficacy profile
- Reduced procedure time creates an economic incentive for hospitals and allows physicians to see more patients over a given time period
- Improved safety profile potentially creates a more favorable payor environment for reimbursement

Physician Testimonies



"The PURE EP System does provide innovative design with greater resolution and greater bandwidth, which should allow for safer and more efficacious ablations in the future."

- K. Venkatachalam, M.D., Cardiac Electrophysiologist, Mayo Clinic

MAYO CLINIC

TEXAS CARDIAC ARRHYTHMIA INSTITUTE
St. David's Medical Center



"The quality of the recording that we can get in the lab can make a big difference [during the procedure]. . . The PURE EP System clearly gave us better quality of intracardiac recording [compared to conventional systems.]"

- Andrea Natale, M.D., Texas Cardiac Arrhythmia Institute

Our Clinical Path

PURE EP™
SEE MORE, CLEARLY

PRE-CLINICAL STUDIES

- 23 studies
- Mayo Clinic, Mount Sinai, University of Pennsylvania
- Published peer reviews in leading journals

FIRST-IN-HUMAN CASES

- 21 patients
- TCAI, Greenville Memorial Hospital, University of Indiana
- Results shown improved signal fidelity



CLINICAL TRIAL

- >200 patients cases conducted to date with >60 patients enrolled in the trial
- TCAI, Mayo Clinic FL, and Mass General
- Independent signal review is randomized and blinded
- Data is being presented in leading peer- reviewed publications

Our Recent PURE EP™ Study - ESC 2020

PURE EP™
SEE MORE, CLEARLY

- A blinded, independent analysis confirmed that the PURE EP™ system's signals are preferred to conventional sources
- In 35.5% of samples, the reviewers selected PURE EP™ data because "more signal components were visible“
- PURE EP™ System produces reliable and high-quality signals when compared to the standard of care systems



Business Model

PURE EP™
SEE MORE, CLEARLY


Data Sets
• High-value annotated data for further applications
Modules
• Offers software solutions for clinically validated applications
Service Agreements
• Additional revenue from training, installation, and software upgrades
PURE EP™
• Foundation of the business model starts with the PURE EP™ System
• Revenue from buying, leasing, and renting the product

Presenting PURE EP™ at Leading Conferences in Order to Boost Awareness and Physician Support

25th Annual International AF SYMPOSIUM 2020

AFIB SYMPOSIUM 2020
JAN 23-25
PLACE: Washington, DC


Spotlight Session: Innovation in EP
Dr. Andrea Natale


Booth:
Technology Demonstration




Presentation: (i) Clinical and Economic Evidence Generation
(ii) Technical Data Collection and Abstracts

EPLive 2020

EP LIVE 2020
DEC 2020
PLACE: Austin, TX
St David's Medical Center

Formally Invited
Live Cases
New Approaches and Technologies in EP

VENTRICULAR ARRHYTHMIAS: Pathophysiology & Therapy

VT Symposium
OCT 9-10
PLACE: New York City

Customer Engagement
Technology Demonstration
focused on VT optimization


PURE EP


BioSig

Technology Video
- THE CHALLENGE TODAY
- OUR SOLUTION

Key Milestones

2020

- ✓ Targeted commercial release of PURE EP™ System
- ✓ Clinical data publication and new evidence-based trials
- ✓ Develop new product pipeline to complement PURE EP™
- ✓ Present at industry conferences
- ✓ File further IP

2021

- Accelerate commercialization of PURE EP™ in U.S.
- File further IP, advance R&D in bioelectronic medicine
- Clinical data publication and new evidence-based trials
- Gain European regulatory approval for PURE EP™
- Explore strategic partnerships and licensing opportunities

TEXAS CARDIAC ARRHYTHMIA | MAYO CLINIC | Penn | MASSACHUSETTS GENERAL HOSPITAL | Deborah Heart and Lung Center

Strong IP Strategy, Supported by Experts

31 allowed/issued worldwide design and utility patents, which cover various features of the PURE EP™ System's display screens and graphical user interface for enhanced visualization of biomedical signals


BioSig
technologies

- Differentiated combination of hardware and software is supported by strong IP and serves as the main competitive advantage over competing systems
- Sherpa Technology Group and Sterne Kessler Goldstein & Fox are effectively developing patent and IP strategy
- Conducted a thorough Landscape Review to understand ability to successfully file patents
- BioSig is an exclusive licensee of Mayo Clinic to several patents and applications covering software features of PURE EP™ and additional complementary technologies
- All patents and applications are assigned or exclusively licensed to the company

EP Sector M&A Activity

Company	Proof of Concept	Prototype	Clinical Data	CE Mark	FDA	Sales	Acquirer/ Investor	Valuation
BioSig Technologies Formed 2009	•	•	•		•			**$102.52 million** Nov 05, 2020
EPD Solutions Formed 2014	•	•	•	•		•	PHILIPS	$563 million June 2018
HeartWare	•	•	•	•	•	•	Medtronic	$1.1 Billion June 2016
Hansen Medical	•	•	•	•	•	•	AURIS Surgical Robotics	$80 million April 2016
nContact Formed 2005	•	•	•	•			AtriCure	$149 million Oct 2015
CardioInsight Formed 2006	•	•	•	•	•	•	Medtronic	$272 million June 2015
Topera Medical Formed 2010	•	•	•	•	•		Abbott	$350 million Dec 2014
Endosense SA Formed 2003	•	•	•	•		•	St. Jude Medical	$331 million Aug 2013
Bard EP Division of CR Bard	•	•	•	•	•	•	Boston Scientific	$275 million Nov 2013
Rhythmia Medical Formed 2004	•	•	•				Boston Scientific	$410 million Oct 2012

Business Model Summary

Highlights:

- Expected to be in ten centers by year-end 2020
- PURE EP™ System expected to generate revenue beginning in Q4 2020
- Scaling up organization through increasing salesforce and extending relationships with world-class healthcare institutions
- Robust US-based supply chain
- Additional product pipeline covering novel therapies for autonomic nervous system disease

BSGM Snapshot:

Key Company Data	(11/05/20)
Recent price:	$3.39
52-week range:	$2.36 - $12.43
Primary shares i/o:	30.3 million
Public float:	21.9 million
Market cap:	$102.52 million
Average volume (10 day):	770,000 shares
Cash:	$32.8M
Debt:	$0

Board of Directors

	Kenneth L. Londoner, MBA	J & W. Seligman & Co; BioSig technologies
	Andrew Filler, JD	STG; nanosys
	Donald E. Foley, MBA	Wilmington Trust; AXA Equitable; M&T Bank
	Patrick J. Gallagher, MBA, CFA	Cingulate Therapeutics; Athenex Pharma Solutions
	Samuel E. Navarro	Gravitas Healthcare; Galleon group; Strata
	Jeffrey F. O'Donnell, Sr.	Trice; embrella; Boston Scientific
	Martha Pease	BCG; DDB; BBDO; CNN
	David Weild IV, MBA	Nasdaq; Prudential
	Anthony Zook	AstraZeneca; National Pharmaceutical Council; Inhibikase Therapeutics